Wells Fargo & Company's financial results for the quarter ended March 31, 2000

         Wells Fargo & Company reported net income of $1,010 million for the first quarter of 2000, an increase of 14 percent from $884 million in the first quarter of 1999. Diluted earnings per common share were $.61 for the first quarter of 2000, an increase of 15 percent from $.53 in the first quarter of 1999. Return on average assets (ROA) was 1.88 percent for the first quarter of 2000, compared with 1.80 percent for the first quarter of 1999. Return on average common equity (ROE) was 18.24 percent for the first quarter of 2000, compared with 17.33 percent for the first quarter of 1999.

         Diluted cash earnings per share were $.70 for the first quarter of 2000, an increase of 15 percent from $.61 per share for the same period of 1999. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible. Cash ROA was 2.23 percent and cash ROE was 34.15 percent for the first quarter of 2000, compared with 2.17 percent and 34.38 percent, respectively, for the first quarter of 1999.

         Net interest income on a taxable-equivalent basis was $2,456 million in the first quarter of 2000, compared with $2,281 million for the same quarter a year ago. The net interest margin was 5.56 percent for the first quarter of 2000, compared with 5.58 percent for the same period of 1999.

         Noninterest income in the first quarter of 2000 was $1,911 million, an increase of 11 percent from $1,727 million in the same quarter of 1999. The increase was primarily due to net venture capital gains of $885 million, offset by losses of $602 million on the sales of securities that resulted from the continued restructuring of the securities available for sale portfolio and a $160 million write-down of auto lease residuals.

         Noninterest expense was $2,479 million in the first quarter of 2000, an increase of 6 percent from $2,342 million in the same quarter of 1999. The efficiency ratio improved to 57.0 percent for the first quarter of 2000, compared with 58.7 percent for the same quarter of 1999. On a cash basis, this ratio improved to 53.4 percent, compared with 54.9 percent for the same quarter of 1999.

         The provision for loan losses was $255 million for the first quarter of 2000, compared with $270 million for the same period in 1999. Net charge-offs totaled $254 million, or .84 percent of average loans (annualized), in the first quarter of 2000, compared with $273 million, or 1.03 percent of average loans (annualized), for the first quarter of 1999.

         At March 31, 2000, the allowance for loan losses of $3,237 million was
2.59 percent of total loans, compared with 2.65 percent at December 31, 1999 and
2.92 percent at March 31, 1999. Total nonaccrual and restructured loans were $744 million at March 31, 2000, compared with $669 million at December 31, 1999 and $704 million at March 31, 1999.

         WELLS FARGO & COMPANY IS A DIVERSIFIED FINANCIAL SERVICES COMPANY WITH $222 BILLION IN ASSETS, PROVIDING BANKING, INSURANCE, INVESTMENTS, MORTGAGE AND CONSUMER FINANCE FROM ABOUT 5,300 STORES AND THE INTERNET (WELLSFARGO.COM) ACROSS NORTH AMERICA AND ELSEWHERE INTERNATIONALLY.

----------------
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This discussion of financial results may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors--many of which are beyond the Company's control--could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 1999, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in the Company's December 31, 1999 Form 10-K include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Gramm-Leach-Bliley Act of 1999, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

-------------------------------------------------------------------------------------------------------------------
                                                                                                           % Change
                                                                                 Quarter ended   Mar. 31, 2000 from
                                                               -------------------------------   ------------------
                                                               MAR. 31,    Dec. 31,    Mar. 31,   Dec. 31,  Mar. 31,
(in millions, except per share amounts)                           2000        1999        1999       1999      1999
-------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                                    $  1,010    $    970    $    884          4%       14%
Net income applicable to common stock                            1,006         961         875          5        15

Earnings per common share                                     $    .62    $    .59    $    .53          5        17
Diluted earnings per common share                                  .61         .58         .53          5        15

Dividends declared per common share                                .22         .20        .185         10        19

Average common shares outstanding                              1,627.1     1,635.6     1,647.1         (1)       (1)
Diluted common shares outstanding                              1,640.2     1,656.0     1,664.2         (1)       (1)

Profitability ratios (annualized)
   Net income to average total assets (ROA)                       1.88%       1.85%       1.80%         2         4
   Net income applicable to common stock to
     average common stockholders' equity (ROE)                   18.24       17.84       17.33          2         5

Total revenue                                                 $  4,351    $  4,466    $  3,993         (3)        9

Efficiency ratio (1)                                              57.0%       59.5%       58.7%        (4)       (3)

Average loans                                                 $121,172    $116,301    $107,834          4        12
Average assets                                                 216,458     208,347     198,723          4         9
Average core deposits                                          127,410     126,493     128,133          1        (1)

Net interest margin                                               5.56%       5.61%       5.58%        (1)       --

NET INCOME AND RATIOS EXCLUDING
   GOODWILL AND NONQUALIFYING CORE DEPOSIT
   INTANGIBLE AMORTIZATION AND BALANCES
   ("CASH") (2)
Net income applicable to common stock                         $  1,145    $  1,120    $  1,008          2        14
   Earnings per common share                                       .70         .68         .61          3        15
   Diluted earnings per common share                               .70         .68         .61          3        15
ROA                                                               2.23%       2.24%       2.17%        --         3
ROE                                                              34.15       34.20       34.38         --        (1)
Efficiency ratio                                                  53.4        55.6        54.9         (4)       (3)

AT PERIOD END
Securities available for sale                                 $ 36,774    $ 38,518    $ 35,801         (5)        3
Loans                                                          124,846     119,464     108,108          5        15
Allowance for loan losses                                        3,237       3,170       3,161          2         2
Goodwill                                                         8,355       7,702       7,747          8         8
Assets                                                         222,276     218,102     201,430          2        10
Core deposits                                                  132,480     126,198     127,996          5         4
Common stockholders' equity                                     23,366      21,860      20,817          7        12
Stockholders' equity                                            23,629      22,131      21,276          7        11

Capital ratios
   Common stockholders' equity to assets                         10.51%      10.02%      10.33%         5         2
   Stockholders' equity to assets                                10.63       10.15       10.56          5         1
   Risk-based capital (3)
     Tier 1 capital                                               7.60        8.07        8.23         (6)       (8)
     Total capital                                               10.40       10.50       10.97         (1)       (5)
   Leverage (3)                                                   6.50        6.77        6.74         (4)       (4)

Book value per common share                                   $  14.35    $  13.44    $  12.60          7        14

Staff (active, full-time equivalent)                            90,683      89,355      90,711          1        --

COMMON STOCK PRICE
High                                                          $  43.75    $  49.94    $  40.44        (12)        8
Low                                                              31.00       38.38       32.13        (19)       (4)
Period end                                                       40.75       40.44       35.06          1        16

-------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,215 million for the quarter ended March 31, 2000. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $26 million and $753 million, respectively, for the quarter ended March 31, 2000. Goodwill amortization and average balance (which are not tax effected) were $113 million and $7,932 million, respectively, for the quarter ended March 31, 2000.
(3)  The March 31, 2000 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

-------------------------------------------------------------------------------------------------------------------
                                                                                  Quarter ended March 31,
                                                                                ------------------------          %
(in millions, except per share amounts)                                             2000            1999     Change
-------------------------------------------------------------------------------------------------------------------

INTEREST INCOME
Securities available for sale                                                   $    631        $    510         24%
Mortgages held for sale                                                              170             258        (34)
Loans held for sale                                                                  107              99          8
Loans                                                                              2,983           2,579         16
Other interest income                                                                 72              42         71
                                                                                --------        --------
     Total interest income                                                         3,963           3,488         14
                                                                                --------        --------

INTEREST EXPENSE
Deposits                                                                             757             717          6
Short-term borrowings                                                                370             208         78
Long-term debt                                                                       381             283         35
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                                               15              14          7
                                                                                --------        --------
     Total interest expense                                                        1,523           1,222         25
                                                                                --------        --------

NET INTEREST INCOME                                                                2,440           2,266          8
Provision for loan losses                                                            255             270         (6)
                                                                                --------        --------
Net interest income after
   provision for loan losses                                                       2,185           1,996          9
                                                                                --------        --------

NONINTEREST INCOME
Service charges on deposit accounts                                                  383             344         11
Trust and investment fees                                                            360             300         20
Credit card fees                                                                     123             132         (7)
Other fees                                                                           270             238         13
Mortgage banking                                                                     306             327         (6)
Insurance                                                                             92              85          8
Net venture capital gains                                                            885             112        690
Net losses on securities available for sale                                         (602)             (2)        --
Other                                                                                 94             191        (51)
                                                                                --------        --------
     Total noninterest income                                                      1,911           1,727         11
                                                                                --------        --------

NONINTEREST EXPENSE
Salaries                                                                             818             725         13
Incentive compensation                                                               134             134         --
Employee benefits                                                                    233             199         17
Equipment                                                                            193             191          1
Net occupancy                                                                        224             186         20
Goodwill                                                                             113             104          9
Core deposit intangible                                                               47              52        (10)
Net (gains) losses on dispositions of premises
   and equipment                                                                     (33)              2         --
Other                                                                                750             749         --
                                                                                --------        --------
     Total noninterest expense                                                     2,479           2,342          6
                                                                                --------        --------

INCOME BEFORE INCOME TAX EXPENSE                                                   1,617           1,381         17
Income tax expense                                                                   607             497         22
                                                                                --------        --------

NET INCOME                                                                      $  1,010        $    884         14%
                                                                                ========        ========

NET INCOME APPLICABLE TO
   COMMON STOCK                                                                 $  1,006        $    875         15%
                                                                                ========        ========

EARNINGS PER COMMON SHARE                                                       $    .62        $    .53         17%
                                                                                ========        ========

DILUTED EARNINGS PER COMMON SHARE                                               $    .61        $    .53         15%
                                                                                ========        ========

DIVIDENDS DECLARED PER COMMON SHARE                                             $    .22        $   .185         19%
                                                                                ========        ========

Average common shares outstanding                                                1,627.1         1,647.1         (1)%
                                                                                ========        ========

Diluted average common shares outstanding                                        1,640.2         1,664.2         (1)%
                                                                                ========        ========      =====
-------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                        March 31, 2000 From
                                                                 ----------------------------------     -------------------
                                                                  MAR. 31,     Dec. 31,     Mar. 31,     Dec. 31,   Mar. 31,
(in millions, except shares)                                         2000         1999         1999         1999       1999
---------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and due from banks                                          $ 12,096     $ 13,250     $ 11,364           (9)%        6%
Federal funds sold and securities
   purchased under resale agreements                                3,066        1,554          869           97        253
Securities available for sale                                      36,774       38,518       35,801           (5)         3
Mortgages held for sale                                             6,324       11,707       11,717          (46)       (46)
Loans held for sale                                                 5,496        4,975        5,630           10         (2)

Loans                                                             124,846      119,464      108,108            5         15
Allowance for loan losses                                           3,237        3,170        3,161            2          2
                                                                 --------     --------     --------
     Net loans                                                    121,609      116,294      104,947            5         16
                                                                 --------     --------     --------

Mortgage servicing rights                                           4,625        4,483        3,627            3         28
Premises and equipment, net                                         2,906        2,985        3,130           (3)        (7)
Core deposit intangible                                             1,250        1,286        1,437           (3)       (13)
Goodwill                                                            8,355        7,702        7,747            8          8
Interest receivable and other assets                               19,775       15,348       15,161           29         30
                                                                 --------     --------     --------

     Total assets                                                $222,276     $218,102     $201,430            2%        10%
                                                                 ========     ========     ========         ====       ====

LIABILITIES
Noninterest-bearing deposits                                     $ 45,836     $ 42,916     $ 42,322            7%         8%
Interest-bearing deposits                                          95,631       89,792       90,018            7          6
                                                                 --------     --------     --------
     Total deposits                                               141,467      132,708      132,340            7          7
Short-term borrowings                                              21,334       27,995       17,270          (24)        24
Accrued expenses and other liabilities                             10,293       11,108        9,396           (7)        10
Long-term debt                                                     24,768       23,375       20,363            6         22
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                               785          785          785           --         --

STOCKHOLDERS' EQUITY
Preferred stock                                                       473          344          604           38        (22)
Unearned ESOP shares                                                 (210)         (73)        (145)         188         45
                                                                 --------     --------     --------
     Total preferred stock                                            263          271          459           (3)       (43)
Common stock - $1-2/3 par value,
   authorized 4,000,000,000  shares;
   issued 1,666,095,265 shares, 1,666,095,265 shares
   and 1,666,095,285 shares                                         2,777        2,777        2,777           --         --
Additional paid-in capital                                          8,789        8,786        8,733           --          1
Retained earnings                                                  11,706       11,196        9,525            5         23
Cumulative other comprehensive income                               1,723          892          307           93        461
Note receivable from ESOP                                              (1)          (1)          (3)          --        (67)
Treasury stock - 37,415,264 shares,
   39,245,724 shares and 13,478,919 shares                         (1,628)      (1,790)        (522)          (9)       212
                                                                 --------     --------     --------
   Total stockholders' equity                                      23,629       22,131       21,276            7         11
                                                                 --------     --------     --------
     Total liabilities and stockholders' equity                  $222,276     $218,102     $201,430            2%        10%
                                                                 ========     ========    =========         ====        ===
----------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------
                                                                                             Quarter ended March 31,
                                                                                           ------------------------
(in millions)                                                                                2000              1999
-------------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF PERIOD                                                              $22,131           $20,759
Net income                                                                                  1,010               884
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments                                         --                 1
    Change in investment securities valuation allowance                                       831              (157)
Common stock issued                                                                            83               242
Common stock issued for acquisitions                                                        1,125                63
Common stock repurchased                                                                   (1,229)             (221)
Preferred stock released to ESOP                                                               40                18
Preferred stock dividends                                                                      (4)               (9)
Common stock dividends                                                                       (359)             (304)
Increase in Rabbi trust assets (classified as treasury stock)                                   1                --
                                                                                          -------           -------
BALANCE, END OF PERIOD                                                                    $23,629           $21,276
                                                                                          =======           =======
-------------------------------------------------------------------------------------------------------------------

LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                      MAR. 31,            Dec. 31,          Mar. 31,
(in millions)                                                            2000                1999              1999
-------------------------------------------------------------------------------------------------------------------

Commercial                                                           $ 40,907            $ 38,688          $ 35,232
Real estate 1-4 family first mortgage                                  13,934              12,398            12,186
Other real estate mortgage                                             20,310              19,178            16,903
Real estate construction                                                4,906               4,711             3,942
Consumer:
    Real estate 1-4 family junior lien mortgage                        13,815              12,938            10,987
    Credit card                                                         5,207               5,472             5,394
    Other revolving credit and monthly payment                         16,634              16,656            15,333
                                                                     --------            --------          --------
      Total consumer                                                   35,656              35,066            31,714
Lease financing                                                         7,530               7,850             6,645
Foreign                                                                 1,603               1,573             1,486
                                                                     --------            --------          --------

      Total loans (net of unearned discount)                         $124,846            $119,464          $108,108
                                                                     ========            ========          ========
-------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

-------------------------------------------------------------------------------------------------------------------
                                                                                                      Quarter ended
                                                                         ------------------------------------------
                                                                          MAR. 31,         Dec. 31,         Mar. 31,
(in millions)                                                                2000             1999             1999
-------------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF QUARTER                                              $3,170           $3,167           $3,134

Allowance related to business combinations, net                                66                2               30
Provision for loan losses                                                     255              275              270

Loan charge-offs:
    Commercial                                                               (101)             (97)             (81)
    Real estate 1-4 family first mortgage                                      (6)              (2)              (1)
    Other real estate mortgage                                                 (3)              (8)              (8)
    Real estate construction                                                   (1)              (1)              --
    Consumer:
       Real estate 1-4 family junior lien mortgage                            (11)             (11)              (9)
       Credit card                                                            (82)             (89)            (110)
       Other revolving credit and monthly payment                            (131)            (154)            (127)
                                                                           ------           ------           ------
         Total consumer                                                      (224)            (254)            (246)
    Lease financing                                                           (13)              (8)             (11)
    Foreign                                                                   (24)             (21)             (15)
                                                                           ------           ------           ------
             Total loan charge-offs                                          (372)            (391)            (362)
                                                                           ------           ------           ------

Loan recoveries:
    Commercial                                                                 32               25               13
    Real estate 1-4 family first mortgage                                       1               --                1
    Other real estate mortgage                                                  3                4               17
    Real estate construction                                                    1                1               --
    Consumer:
       Real estate 1-4 family junior lien mortgage                              4                5                3
       Credit card                                                              9               10               13
       Other revolving credit and monthly payment                              49               65               36
                                                                           ------           ------           ------
         Total consumer                                                        62               80               52
    Lease financing                                                             3                3                3
    Foreign                                                                    16                4                3
                                                                           ------           ------           ------
             Total loan recoveries                                            118              117               89
                                                                           ------           ------           ------
                Total net loan charge-offs                                   (254)            (274)            (273)
                                                                           ------           ------           ------

BALANCE, END OF QUARTER                                                    $3,237           $3,170           $3,161
                                                                           ======           ======           ======

Total net loan charge-offs as a percentage
    of average total loans (annualized)                                       .84%             .93%            1.03%
                                                                           ======           ======           ======

Allowance as a percentage of total loans                                     2.59%            2.65%            2.92%
                                                                           ======           ======           ======
-------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                    MAR. 31,            Dec. 31,            Mar. 31,
(in millions)                                                          2000                1999                1999
-------------------------------------------------------------------------------------------------------------------

Nonaccrual loans:
    Commercial                                                         $423                $344                $333
    Real estate 1-4 family first mortgage                               119                 127                 135
    Other real estate mortgage                                          106                 112                 127
    Real estate construction                                             16                   7                  18
    Consumer:
      Real estate 1-4 family junior lien mortgage                        11                  17                  18
      Other revolving credit and monthly payment                         23                  27                  35
                                                                       ----                ----                ----
        Total consumer                                                   34                  44                  53
    Lease financing                                                      34                  22                  15
    Foreign                                                              11                   9                  22
                                                                       ----                ----                ----
      Total nonaccrual loans                                            743                 665                 703
Restructured loans                                                        1                   4                   1
                                                                       ----                ----                ----
Nonaccrual and restructured loans                                       744                 669                 704
As a percentage of total loans                                           .6%                 .6%                 .7%

Foreclosed assets                                                       143                 153                 187
Real estate investments (1)                                              32                  33                   1
                                                                       ----                ----                ----

Total nonaccrual and restructured loans
    and other assets                                                   $919                $855                $892
                                                                       ====                ====                ====
-------------------------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were recorded as loans. Real estate investments totaled $85 million, $89 million and $130 million at March 31, 2000, December 31, 1999 and March 31, 1999, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

-------------------------------------------------------------------------------------------------------------------
                                                                            Quarter ended March 31,
                                                                        --------------------------                %
(in millions)                                                            2000                 1999           Change
-------------------------------------------------------------------------------------------------------------------

Service charges on deposit accounts                                    $  383               $  344               11%
Trust and investment fees:
   Asset management and custody fees                                      167                  184               (9)
   Mutual fund and annuity sales fees                                     162                   90               80
   All other                                                               31                   26               19
                                                                       ------               ------
      Total trust and investment fees                                     360                  300               20
Credit card fees                                                          123                  132               (7)
Other fees:
   Cash network fees                                                       70                   58               21
   Charges and fees on loans                                               81                   76                7
   All other                                                              119                  104               14
                                                                       ------               ------
      Total other fees                                                    270                  238               13
Mortgage banking:
   Origination and other closing fees                                      61                  113              (46)
   Servicing fees, net of amortization                                    151                  (45)              --
   Net gains on sales of mortgages                                         56                  200              (72)
   All other                                                               38                   59              (36)
                                                                       ------               ------
      Total mortgage banking                                              306                  327               (6)
Insurance                                                                  92                   85                8
Net venture capital gains                                                 885                  112              690
Net losses on securities available for sale                              (602)                  (2)              --
Income from equity investments accounted
   for by the:
     Cost method                                                          114                   33              245
     Equity method                                                         38                   21               81
Net gains on sales of loans                                                 3                   13              (77)
Net gains (losses) on dispositions of operations                            2                   (1)              --
All other                                                                 (63)                 125               --
                                                                       ------               ------

       Total                                                           $1,911               $1,727               11%
                                                                       ======               ======              ===
-------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE

-------------------------------------------------------------------------------------------------------------------
                                                                            Quarter ended March 31,
                                                                        --------------------------                %
(in millions)                                                            2000                 1999           Change
-------------------------------------------------------------------------------------------------------------------

Salaries                                                               $  818               $  725               13%
Incentive compensation                                                    134                  134               --
Employee benefits                                                         233                  199               17
Equipment                                                                 193                  191                1
Net occupancy                                                             224                  186               20
Goodwill                                                                  113                  104                9
Core deposit intangible:
   Nonqualifying (1)                                                       42                   46               (9)
   Qualifying                                                               5                    6              (17)
Net (gains) losses on dispositions of premises
   and equipment                                                          (33)                   2               --
Contract services                                                         107                   90               19
Outside professional services                                              87                   73               19
Outside data processing                                                    71                   76               (7)
Telecommunications                                                         62                   61                2
Travel and entertainment                                                   55                   55               --
Advertising and promotion                                                  58                   50               16
Postage                                                                    56                   57               (2)
Stationery and supplies                                                    46                   39               18
Insurance                                                                  42                   36               17
Operating losses                                                           35                   29               21
Security                                                                   21                   21               --
All other                                                                 110                  162              (32)
                                                                        -----               ------

       Total                                                           $2,479               $2,342                6%
                                                                       ======               ======              ===
-------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Quarter ended March 31,
                                                               -------------------------------------------------------------------
                                                                                         2000                                 1999
                                                               ------------------------------       ------------------------------
                                                                                     INTEREST                             Interest
                                                                AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                   BALANCE     RATES     EXPENSE       balance       rates    expense
----------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                     $  1,951      5.50%     $   27      $  1,160        5.01%    $   14
Securities available for sale (3):
    Securities of U.S. Treasury and federal agencies              4,295      5.73          65         4,716        5.63         65
    Securities of U.S. states and political subdivisions          1,826      8.13          38         1,686        8.30         33
    Mortgage-backed securities:
    Federal agencies                                             23,808      7.30         443        19,655        6.72        326
    Private collateralized mortgage obligations                   2,168      7.21          41         3,308        6.75         56
                                                               --------                ------      --------                 ------
      Total mortgage-backed securities                           25,976      7.29         484        22,963        6.72        382
     Other securities                                             5,969      6.63          57         2,843        6.07         42
                                                               --------                ------      --------                 ------
        Total securities available for sale                      38,066      7.08         644        32,208        6.58        522
Loans held for sale (3)                                           5,303      8.08         107         5,561        7.24         99
Mortgages held for sale (3)                                       8,888      7.56         170        15,407        6.71        258
Loans:
    Commercial                                                   39,222      9.16         893        34,875        8.53        735
    Real estate 1-4 family first mortgage                        12,694      7.83         248        12,089        7.61        231
    Other real estate mortgage                                   19,624      9.27         453        16,731        9.03        373
    Real estate construction                                      4,843      9.38         113         3,902        9.36         90
    Consumer:
     Real estate 1-4 family junior lien mortgage                 13,315     10.19         338        10,972        9.89        268
     Credit card                                                  5,293     13.70         181         5,549       13.64        189
     Other revolving credit and monthly payment                  16,770     12.48         523        15,669       12.52        489
                                                               --------                ------      --------                 ------
      Total consumer                                             35,378     11.80       1,042        32,190       11.81        946
    Lease financing                                               7,825      7.69         150         6,574        7.88        129
    Foreign                                                       1,586     21.72          86         1,473       21.05         77
                                                               --------                ------      --------                 ------
          Total loans (4)                                       121,172      9.89       2,985       107,834        9.65      2,581
 Other                                                            3,336      5.68          46         2,420        4.72         30
                                                               --------                ------      --------                 ------

        Total earning assets                                   $178,716      9.01       3,979      $164,590        8.59      3,504
                                                               ========                ------      ========                 ------

FUNDING SOURCES
Deposits:

 Interest-bearing checking                                     $  3,052      1.40          11      $  2,723        0.98          7
 Market rate and other savings                                   56,896      2.52         357        55,578        2.37        325
 Savings certificates                                            24,697      4.89         300        27,062        4.90        327
 Other time deposits                                              3,204      5.26          42         3,714        5.13         47
 Deposits in foreign offices                                      3,446      5.54          47         1,047        4.20         11
                                                               --------                ------      --------                 ------
      Total interest-bearing deposits                            91,295      3.34         757        90,124        3.23        717
Short-term borrowings                                            25,507      5.84         370        17,556        4.80        208
Long-term debt                                                   23,830      6.39         381        18,887        6.01        283
Guaranteed preferred beneficial interests in Company's
   subordinated debentures                                          785      7.74          15           785        7.53         15
                                                               --------                ------      --------                 ------
        Total interest-bearing liabilities                      141,417      4.33       1,523       127,352        3.88      1,223
Portion of noninterest-bearing funding sources                   37,299        --          --        37,238          --         --
                                                               --------                ------      --------                 ------
        Total funding sources                                  $178,716      3.45       1,523      $164,590        3.01      1,223
                                                               ========                ------      ========                 ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                           5.56%     $2,456                      5.58%    $2,281
                                                                             ====      ======                      ====     ======

NONINTEREST-EARNING ASSETS

Cash and due from banks                                        $ 11,898                            $ 11,239
Goodwill                                                          7,932                               7,734
Other                                                            17,912                              15,160
                                                               --------                            --------
          Total noninterest-earning assets                     $ 37,742                            $ 34,133
                                                               ========                            ========


NONINTEREST-BEARING FUNDING SOURCES

Deposits                                                       $ 42,765                            $ 42,770
Other liabilities                                                 9,832                               7,652
Preferred stockholders' equity                                      271                                 462
Common stockholders' equity                                      22,173                              20,487
Noninterest-bearing funding sources used to
   fund earning assets                                          (37,299)                            (37,238)
                                                               --------                            --------
          Net noninterest-bearing funding sources              $ 37,742                            $ 34,133
                                                               ========                            ========

TOTAL ASSETS                                                   $216,458                            $198,723
                                                               ========                            ========
-----------------------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 8.69% and 7.75% for the quarters ended March 31, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.11% and 5.00% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.